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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          June 15, 2005
                                                --------------------------------


                           Acacia Research Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                     000-26068             95-4405754
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   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation               File Number)       Identification No.)


     500 Newport Center Drive, Newport Beach, CA                 92660
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code       (949) 480-8300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Stock awards under the 2002 Acacia Technologies Stock Incentive Plan will be made pursuant to the form agreement included in Section 9 of this report as Exhibit 10.1. The form agreement provides for the specific terms of the award made under the plan, including the number of shares awarded, restrictions on transfer and vesting and forfeiture of shares awarded.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are included with this Form 8-K:

10.1 Form of Acacia Research Corporation 2002 Acacia Technologies Stock Incentive Plan Stock Issuance Agreement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACACIA RESEARCH CORPORATION,
                                       a Delaware corporation


Date:    August 16, 2005               By:      /s/ Paul R. Ryan
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                                           Paul R. Ryan,
                                           Chairman and Chief Executive Officer


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